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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-115745 and No. 333-108256) of Graphic Packaging Corporation of our report dated March 29, 2005 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated March 29, 2005 relating to the financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP Atlanta, Georgia March 29, 2005

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM